UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): May 2, 2019

CHURCH & DWIGHT CO., INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10585	13-4996950
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Charles Ewing Boulevard, Ewing, N.J. 08628

(Address of principal executive offices)

Registrant’s telephone number, including area code: (609) 806-1200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	CHD	New York Stock Exchange

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Church & Dwight Co., Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 2, 2019. The final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are set forth below.

Proposal No. 1 — Election of Directors

The following nominees were elected by stockholders to serve on the Company’s Board of Directors for a term of one year each. The voting results for each director nominee were as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
Bradley C. Irwin	177,737,929	8,393,050	257,700	31,676,041
Penry W. Price	185,070,824	1,066,006	251,849	31,676,041
Arthur B. Winkleblack	179,652,873	6,489,789	246,017	31,676,041

Proposal No. 2 — Advisory Vote to Approve Compensation of the Named Executive Officers

The stockholders approved, on an advisory basis, the compensation of the named executive officers as disclosed in the Proxy Statement for the Annual Meeting. The result of the advisory vote is set forth below:

For	Against	Abstain	Broker Non-Votes
170,857,386	14,905,838	625,455	31,676,041

Proposal No. 3 — Ratification of the Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2019. The voting results on the proposal were as follows:

For	Against	Abstain
207,186,415	10,676,673	201,632

Item 8.01.	Other Events.

On May 2, 2019, the Company issued a press release announcing that the Company’s President and Chief Executive Officer, Matthew T. Farrell, has been appointed Chairman of the Board effective following the Annual Meeting. James R. Craigie, who served as Chairman of the Board until Mr. Farrell’s appointment, will continue as a member of the Board of Directors. In addition, Robert D. LeBlanc will continue to serve as the Company’s Lead Director. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Church & Dwight Co., Inc. press release, dated May 2, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCH & DWIGHT CO., INC.

Date: May 2, 2019	By:	/s/ Patrick de Maynadier
	Name:	Patrick de Maynadier
	Title:	Executive Vice President, General Counsel and Secretary